Exhibit 10.1

Second Amendment

to

Securities Purchase Agreement

This Second Amendment To Securities Purchase Agreement (this “Amendment”) is entered into as of February 3, 2021, by and between Medicine Man Technologies, Inc., a Nevada corporation (the “Company”), and Dye Capital Cann Holdings II, LLC, a Delaware limited liability company (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Buyer previously entered into the Securities Purchase Agreement, dated as of November 16, 2020, and the Amendment to Securities Purchase Agreement, dated as of December 16, 2020 (as amended, the “Purchase Agreement”);

WHEREAS, the Company issued and sold to the Buyer 7,700 Shares on December 16, 2020, 1,450 Shares on December 18, 2020, and 1,300 Shares on December 22, 2020; and

WHEREAS, the Company and the Buyer wish to amend the Purchase Agreement pursuant to this Amendment to provide for one or more additional Closings.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Amendment to Recital B and Section 1(a) of the Purchase Agreement. Recital B of the Purchase Agreement is hereby amended by replacing “13,000” with “17,000” and “January 8, 2021” with “February 23, 2021” and Section 1(a) of the Purchase Agreement is hereby amended by replacing “13,000” with “17,000.”

2.       Receipt of PPM Supplement. The Buyer and its advisors, if any, have been furnished with a copy of the Company’s Supplement No. 1 to Confidential Private Placement Memorandum, dated February 2, 2021 (the “PPM Supplement”). The Buyer understands that its investment in the Securities involves a high degree of risk, including the risks outlined in the Confidential PPM and the PPM Supplement.

3.       Amendment to Section 2(g) of the Purchase Agreement. Section 2(g) of the Purchase Agreement is hereby amended by replacing the first sentence and the legend with the following:

“The Buyer understands that the Securities are “restricted securities” under applicable federal and state securities laws and that certificates or other instruments representing Securities except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

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[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A FINRA REGISTERED BROKER/DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF (A) THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED FROM TIME TO TIME, INCLUDING, WITHOUT LIMITATION, THE CERTIFICATES OF DESIGNATION RELATING TO ALL SERIES OF PREFERRED STOCK, AND THE RELATIVE RIGHTS, PREFERENCES, RESTRICTIONS, DESIGNATIONS, QUALIFICATIONS AND PRIVILEGES SET FORTH THEREIN AND IMPOSED THEREON AND UPON THE HOLDERS THEREOF, AND (B) THE BYLAWS OF THE CORPORATION, AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH TERMS AND PROVISIONS THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE] ARE SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP PROVISION IN THE SUBSCRIPTION AGREEMENT BETWEEN THE CORPORATION AND THE STOCKHOLDER LISTED ON THE FACE HEREOF, AS AMENDED FROM TIME TO TIME. SUCH LOCK-UP PROVISION INCLUDES CONDITIONS AND OTHER RESTRICTIONS UPON THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE], INCLUDING, WITHOUT LIMITATION, AFFIRMATIVE STEPS REQUIRED TO BE UNDERTAKEN BY ANY POTENTIAL TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AS A CONDITION TO SUCH TRANSFER. ANY PURPORTED TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE] IN VIOLATION OF SUCH LOCK-UP PROVISION IS VOID AB INITIO.

COPIES OF SUCH DOCUMENTS ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ARE MADE A PART HEREOF AS THOUGH FULLY SET FORTH ON THIS CERTIFICATE.”

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4.       Amendment to Section 4(j) of the Purchase Agreement. Section 4(j) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

Buyers Lock-Up. Notwithstanding anything to the contrary contained herein, the Buyer agrees that the Buyer will not (and any transferee of Shares held or formerly held by the Buyer may not), without the prior written consent of the Company, directly or indirectly, assign, sell, pledge, contract to sell (including any short sale), grant any option to purchase, enter into any contract to sell or otherwise dispose of or transfer (collectively, “Transfer”) any Underlying Shares (as defined below) before and including the first anniversary of the date of the Buyer’s acquisition of the Shares to which such Underlying Shares relate (the “Issue Date”). Thereafter, the Buyer will only (and any transferee of Shares held or formerly held by the Buyer may only) Transfer (a) up to an aggregate of 25% of such Underlying Shares at any time following the first anniversary of the Issue Date until the eighteen month anniversary of the Issue Date, (b) together with any Underlying Shares Transferred under clause (a), up to an aggregate of 50% of such Underlying Shares at any time following the eighteen month anniversary of the Issue Date until the second anniversary of the Issue Date, and (c) all of such Underlying Shares any time following the second anniversary of the Issue Date; provided, however, that the Buyer may Transfer all of such Underlying Shares at any time following the first Listing Event that occurs after the Issue Date; provided further, that this Section 4(j) shall not apply to the Buyer’s Underlying Shares issued upon conversion of Shares in connection with an Anticipated Change of Control Notice or a Forced Redemption Notice (in the latter case, solely with respect to Underlying Shares issued upon conversion of the Shares that are the subject of such Forced Redemption Notice). The term “Underlying Shares” means, as of any time of determination and with respect to any particular Shares, the shares of Common Stock then-issued plus the shares of Common Stock then-remaining issuable upon conversion of such Shares in accordance with the terms of the Certificate of Designation.

Any Transfer by the Buyer (or any transferee of Shares held or formerly held by the Buyer) is subject to and conditioned upon the intended recipient’s delivery to the Company of a written undertaking, in form and substance acceptable to the Company, pursuant to which the intended recipient agrees to be bound by substantially the same restrictions as set forth in this Section 4(j). Any purported Transfer of any Shares or Underlying Shares by the Buyer (or any transferee of Shares or Underlying Shares held or formerly held by the Buyer) not made in compliance with the requirements of Section 4(j) shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company.

5.       Use of Proceeds. The Company will use the proceeds from the Closings contemplated by this Amendment to consummate the acquisition by the Company, or one or more wholly-owned Subsidiaries of the Company, of substantially all the assets of the Star Buds Group stores identified as Colorado Health Consultants and Mountain View 44th (the “Star Buds Acquisitions”), and to pay costs and expenses incurred in connection therewith and thereafter for the acquisition of additional assets of the Star Buds Group and to pay costs and expenses incurred in connection therewith; provided that in no event may the proceeds be used, directly or indirectly, for the redemption or repurchase of any securities of the Company or any of its Subsidiaries or repayment of any Indebtedness.

6.       Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell up to 6,550 Shares to the Buyers at the Closings contemplated by this Amendment is subject to the satisfaction, at or before each Closing, of the conditions to the Company’s obligation to sell set forth in Section 5(a) of the Agreement and each of the following conditions, provided that all of these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

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(a)      The Company shall have received a waiver of certain covenants in the Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated June 5, 2019, as amended by the Amendment to Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated July 15, 2019, as further amended by the Amendment to Securities Purchase Agreement, by and between the Company and Dye Capital Cann Holdings, LLC, dated May 20, 2020, and as further amended by the Consent, Waiver and Amendment, dated December 16, 2020, to the full extent required to give effect to the Proposed Transaction (the “Second Dye SPA Waiver”).

(b)      The Company shall have received a financial fairness opinion regarding the Preferred Stock and the rights, preferences and privileges set forth in the Certificate of Designation, acceptable to the Company in its sole discretion.

7.       Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase up to 6,550 Shares from the Company at the Closings contemplated by this Amendment is subject to the satisfaction, at or before each Closing, of the conditions to the Buyer’s obligation to purchase set forth in Section 6(a) of the Agreement, other than Section 6(a)(iii) and 6(a)(iv) of the Agreement, and each of the following conditions, provided that all of these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)      Other than as set forth in a Schedules attached hereto as Attachment A, the representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing. The Buyer shall have received a certificate, executed by an officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer in the form attached hereto as Attachment B.

(b)      The Company shall have received the Second Dye SPA Waiver.

(c)      All of the conditions precedent to the obligations of the parties to the Star Buds Acquisitions to consummate the Star Buds Acquisitions shall have been satisfied or waived, such that the Star Buds Acquisitions shall close following the funding of the purchase price for the Shares sold in the Closing contemplated by this Amendment.

8.       Representations and Warranties of the Company. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Amendment, including the Purchase Agreement as amended by this Amendment. The execution and delivery of this Amendment and the consummation by the Company of the transactions contemplated hereby (including the Purchase Agreement as amended by this Amendment), including, without limitation, the issuance of the Shares, have been duly authorized by the Company’s Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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9.       Miscellaneous.

(a)       This Amendment shall be automatically effective upon the execution and delivery hereof by the Company and the Buyer.

(b)       All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)       This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Either or both parties may execute this Amendment by facsimile signature or scanned signature in PDF format, and any such facsimile signature or scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the parties is hereby authorized to rely thereon.

(e)       In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. In the event of any inconsistencies between this Amendment and the Purchase Agreement, the terms of this Amendment shall govern. Except as set forth above, the Purchase Agreement shall remain in full force and effect in accordance with its terms. References in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment, except where the context otherwise requires.

(f)       The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

COMPANY:

Medicine Man Technologies, Inc.

By:/s/Nancy Huber
Name: Nancy Huber
Title: Chief Financial Officer

[Amendment to Securities Purchase Agreement]

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In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

BUYER:

Dye Capital Cann Holdings II, LLC

By:/s/ Justin Dye
Name: Justin Dye
Title: Authorized Person

[Amendment to Securities Purchase Agreement]

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